FINAL VERSION

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED IN ABSENCE OF REGISTRATION THEREUNDER OR AN EXEMPTION THEREFROM AS PROVIDED HEREIN.

THAT CERTAIN PROMISSORY NOTE DATED JUNE 30, 2014 ISSUED BY VERSAR, INC. TO WENDELL NEWTON IN THE PRINCIPAL AMOUNT OF $600,000.00 SHALL BE CANCELLED AND DEEMED TO BE OF NO FURTHER FORCE OR EFFECT.

PROMISSORY NOTE

$349,811.18

Atlanta, Georgia
September 19, 2017

IMPORTANT NOTICE

THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.

FOR VALUE RECEIVED, and without offset, the undersigned, Versar, Inc., a Delaware corporation ("Maker"), hereby promises to pay to the order of Wendell Newton, a resident of the State of Georgia("Holder"), at such place as Holder shall designate in writing, in lawful money of the United States of America, the principal sum of **Three Hundred Forty Nine Thousand Eight Hundred Eleven Dollars ($349,811.18)** subject to the terms hereof, together with interest thereon, at the rate hereinafter set forth below, with such principal sum and interest being payable as set forth below.

Section I. Rate of Interest

Simple interest ("Note Interest") shall accrue on the outstanding principal balance of this Promissory Note (this "Note") at a rate equal to eight percent (8%) per annum, with said interest to be calculated from the date commencing on the first day of the month following the closing of the Acquisition (as defined in Section VI) on the basis of 365 days per year and actual days elapsed.

Section II. Payment of Principal and Interest

For the first twelve months post-closing, beginning on the first day after the first full month after closing of the Acquisition(the "First Payment Date"), the note will be interest-only, with monthly payments of $ $2,332.07 For example, if the Acquisition closes on November 15, 2017, Note Interest will commence on December 1, 2017 and the First Payment Date will be January, 1, 2018. Thereafter, the principal and Note Interest on this Note shall be payable in forty-eight (48) consecutive, equal, monthly installments of $8,539.90, beginning on the anniversary of the First Payment Dateand continuing on the first business day of every month until the debt is paid in full. Payments shall be made payable to "Wendell Newton" and addressed to "Wendell Newton" at Provided via separate communication or any other address as Wendell Newton shall

designate in writing to Maker, so that they are received on or before the first business day of each month.

Section III. Events of Default

For purposes of this Note, the occurrence of any of the following events or conditions shall constitute an event of default hereunder:

(a) Maker shall fail to pay in full any amount under this Note on or before the date it is due; or

(b) Maker shall: (i) file a voluntary petition or assignment in bankruptcy or a voluntary petition or assignment or answer seeking liquidation, reorganization, arrangement, readjustment of its debts, or any other relief under the bankruptcy laws of the United States, or under any other act or law pertaining to insolvency or debtor relief, whether now or hereafter existing; (ii) enter into any agreement indicating consent to, approval of, or acquiescence in, any such petition or proceeding; (iii) apply for or permit the appointment, by consent or acquiescence, of a receiver, custodian or trustee of all or a substantial part of its property; (iv) make an assignment for the benefit of creditors; (v) be unable or shall fail to pay its debts generally as such debts become due, or (vi) admit in writing its inability or failure to pay its debts generally as such debts become due; or

(c) There occurs (i) a filing or issuance against Maker of an involuntary petition in bankruptcy or seeking liquidation, reorganization, arrangement, readjustment of its debts or any other relief under any act or law pertaining to insolvency or debtor relief, whether now or hereafter existing; (ii) the involuntary appointment of a receiver, liquidator, custodian or trustee of Maker or for all or a substantial part of its property; or (iii) the issuance of a warrant of attachment, execution or similar process against all or any substantial part of the property of Maker and such shall not have been discharged (or provision shall not have been made for such discharge), or stay of execution thereof shall not have been procured, within sixty (60) calendar days from the date of entry thereof.

Upon any such event of default, the total remaining outstanding principal and accrued, unpaid interest shall become immediately due and payable.

Section IV. Prepayments

Maker shall have the right to prepay the indebtedness evidenced by this Note, in full or in part, at any time, without penalty, fee or charge.

Commencing with the fiscal year ending June 30, 2020, Maker agrees that to the extent Maker's Excess Cash Flow exceeds $7,500,000 for any fiscal year, Maker shall make a mandatory principal prepayment to Holder in an amount equal to 11% of the amount of such Excess Cash Flow greater than $7,500,000 ("ECFS Mandatory Prepayment").[1] For purposes of this Note, "Excess Cash Flow" means earnings before interest, taxes, depreciation and amortization ("EBITDA") minus: (a) cash taxes, (b) increases in working capital (or plus

[1] Customary prepayment mechanism that lenders will accept

decreases in working capital), (c) required debt service (principal and cash interest payments and capital lease payments), (d) required amortization for junior notes, deferred compensation, etc., (e) management and or monitoring fees, and (f) cash capital expenditures; calculated on an annual basis following completion of certified (audited) financials beginning with the fiscal year ending June 2020. Maker will submit to Holder its audited (certified) annual financial statements promptly upon completion thereof and the ECFS Mandatory Prepayment, if any, shall be due within thirty (30) days after completion of Maker's audited (certified) annual financial statements.

Section V. Consideration

Maker and Holder expressly acknowledge and agree that the foregoing Note is made for full and valid consideration received by both parties, including, but not limited to, (i) the cancelling of the Promissory Note dated June 30, 2014 issued by Versar, Inc. to Wendell Newton in the principal amount of $600,000.00.

Section VI. Condition Precedent

This note is upon the condition that if Maker fails to consummate the closing of a sale of Versar, Inc. to Kingswood Capital Management, LLC or its affiliates (the "Acquisition") on or before November 15, 2017, this Note shall be void and of no effect and in such event Holder shall return the original and any copies of this Note to Maker no later than November 20, 2017; but if such condition is fully and truly performed this Note shall be and remain in full force and effect.

Section VII. General Provisions

Time is of the essence with respect to this Note and all payments due hereunder. In case this Note is collected by law or through an attorney at law, or under the advice of an attorney, Maker agrees to pay all costs of collection, including reasonable attorneys' fees and expenses.

Maker will submit to Holder its audited (certified) annual financial statements promptly upon completion thereof.

In the event of any default in payment, Maker hereby constitutes and appoints ________________ as their true and lawful attorneys-in-fact for the purpose of confessing judgment against them in the office of the Clerk of the Circuit Court of Fairfax County, Virginia for the amount of the debt due hereunder at the time of default, as well as interest and the costs of any confession of judgment proceeding (including the reasonable attorneys' fees and expenses provided herein). This provision, as executed and acknowledged by Maker below, shall serve as the "power of attorney" referenced at Virginia Code § 8.01-435.

Maker hereby waives notice of maturity, presentment, demand and protest and agrees to remain bound for payment of this Note notwithstanding any extension or extensions of time of payment of it, or any part of it, made by agreement.

This Note is governed by the laws of the Commonwealth of Virginia and any dispute arising out of, or relating in any way to, this Note or the debt set forth herein shall be brought in the Circuit Court of Fairfax County.

MAKER AND HOLDER HEREBY EXPRESSLY WAIVE ANY RIGHT THEY MAY HAVE NOW OR HEREAFTER TO A JURY TRIAL IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE.

Holder acknowledges (i) that the issuance of this Note is not being registered under the Securities Act on the ground that the issuance hereof is exempt from registration under Section 4(2) of the Securities Act as not involving any public offering and (ii) that Holder is acquiring this Note for investment for Holder's own account, with no present intention of dividing Holder's participation with others or reselling or otherwise distributing the same, subject, nevertheless, to any requirement of law that the disposition of Holder's property shall at all times be within Holder's control.

This Note shall not be sold or transferred, in whole or in part, (i) without the prior written consent of Maker (which consent will not be unreasonably withheld, delayed or conditioned; provided, that, the parties agree that any refusal by Maker to grant consent to the transfer of the Note to a competitor of Maker shall not constitute unreasonable withholding of consent; and (ii) unless and until Holder shall first have given notice to Maker describing such sale or transfer and furnished it either (A) an opinion, reasonably satisfactory to counsel for Maker, of counsel skilled in securities matters (selected by the Holder and reasonably satisfactory to Maker) to the effect that the proposed sale or transfer may be made without registration under the Securities Act or (B) an interpretive letter from the staff of the Securities and Exchange Commission to the effect that no enforcement action will be recommended if the proposed sale or transfer is made without registration under the Securities Act, in either case accompanied by evidence that such transfer will be in compliance with applicable state securities ("blue sky") laws.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned Maker has hereunto executed and sealed this instrument as of the day and year first above written.

MAKER:

VERSAR, INC.

By: [signature]

Name: Anthony L. Otten

Title: CEO

STATE OF Virginia
COUNTY OF Fairfax

I, the undersigned notary public, in and for the jurisdiction aforesaid, do hereby certify that Anthony Otten **, as** CEO **of Versar, Inc., whose name is signed to the foregoing instrument, appeared before me and personally acknowledged the same in my jurisdiction aforesaid.**

Given under my hand and seal this 21 **day of** September **2017.**

Patricia Gibson
Notary Public

My Commission Expires: 12|31|2018

My Commission Number: 7596217

PATRICIA GIBSON NOTARY PUBLIC REG # 7596217 COMMISSION EXPIRES 12/31/2018 COMMONWEALTH OF VIRGINIA

AGREED AND ACKNOWLEDGED BY:

HOLDER:

[signature]
Name: Wendell Newton

(Signature Page to Promissory Note)